UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024 (December 6, 2024)

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 6, 2024, Golden Minerals Company (the “Company”) received notification from the NYSE American LLC (the “NYSE American” or the “Exchange”) that the Exchange determined to commence proceedings to suspend and delist the Company’s common stock as a result of its determination that the Company is no longer suitable for listing due to its non-compliance with Sections 1003(a)(i), 1003(a)(ii) and 1003(a)(iii) of the NYSE American Company Guide, which require the Company to report stockholders’ equity of $6.0 million or more if the Company has reported losses from continuing operations and/or net losses in its five most recent fiscal years, as previously reported.

The Company anticipates that the Common Stock will begin trading on the OTC Pink Market under the symbol “AUMN” at the open of business on December 16, 2024. Shareholders do not need to take any action in connection with this transition. The Company’s stock will continue to be traded first on the NYSE American and immediately thereafter on the OTC Pink Market, and investors should be able to trade shares through their existing brokerage accounts.

The Company is in the process of applying for quotation of its common stock on the OTCQB® Venture Market. The transition of the Company’s common stock to the OTC Markets will have no effect on the Company’s business or operations or its listing on the Toronto Stock Exchange, where it trades under ticker symbol “AUMN.” The Company expects to continue to maintain compliance with the reporting requirements of the Securities Act of 1934, as amended (the “Securities Act”), including the filing of periodic reports with the SEC under applicable federal securities laws that are available on the SEC’s website at www.SEC.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, and applicable Canadian securities legislation, such as statements regarding (i) timing of the NYSE American’s delisting and appeal procedures; (ii) the timing of the Company’s transition to the OTC Pink Markets; (iii) results of the Company’s application for quotation on the OTCQB; and (iv) the Company’s continual compliance with applicable SEC reporting requirements. These statements are subject to risks and uncertainties, including whether the Company will meet the eligibility requirements for quotation on the OTCQB; the inability of the Company to obtain sufficient capital to meet its obligations; increases in costs and declines in general economic conditions; changes in political conditions, in tax, royalty, environmental and other laws in the United States, Mexico or Argentina and other market conditions; and fluctuations in silver and gold prices. Golden Minerals assumes no obligation to update this information. Additional risks relating to Golden Minerals may be found in the periodic and current reports filed with the Securities & Exchange Commission by Golden Minerals, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2024

Golden Minerals Company

By:	/s/ Joseph G. Dwyer
Name: Joseph G. Dwyer
Title: Chief Financial Officer

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